US2008 14814113 3

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT.  THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AMENDED AND RESTATED 12% SENIOR SECURED NOTE

DUE SEPTEMBER 15, 2020

$27,312,000November 15, 2018

FOR VALUE RECEIVED, the undersigned, STAFFING 360 SOLUTIONS, INC., a Delaware corporation (the “Company”), hereby promises to pay to Jackson Investment Group, LLC (together with its successors and assigns, the “Purchaser”), the principal sum of TWENTY-SEVEN MILLION THREE HUNDRED TWELVE THOUSAND Dollars ($27,312,000) on September 15, 2020 (or such earlier date upon any acceleration of this Note as provided for herein, the “Maturity Date”), together with interest (computed on the basis of a 360-day year of twelve 30 day months) (a) on the unpaid balance hereof at the rate of twelve percent (12.00%) per annum, accruing from and after the date of this Note and until the entire principal balance of this Amended and Restated 12% Senior Secured Note (this “Note”) shall have been repaid in full, and (b) to the extent permitted by law, on any overdue payment of principal or interest, at a rate per annum from time to time equal to five percent (5%) in excess of the rate of interest otherwise payable hereunder.

This Note is issued in replacement and substitution for and amends and restated in its entirety that certain 12% Senior Secured Note due September 15, 2020, dated September 15, 2017, in the original principal amount of $40,000,000, issued by the Company to the Purchaser (the “Prior Note”) pursuant to the Purchase Agreement (as defined below).  This Note is being issued in connection with that certain Debt Exchange Agreement dated as of the date hereof between the Company and the Purchaser (the “Debt Exchange Agreement”), in order to, among other things, (i) reflect the cancellation and satisfaction of $13,000,000 in principal amount of outstanding indebtedness evidenced by the Prior Note resulting from the consummation of the Debt Exchange (as such term is defined in the Debt Exchange Agreement), and (ii) evidence $250,000 in principal amount of new indebtedness incurred by the Company to the Purchaser in connection with the payment of the $250,000 commitment fee required to be paid by the Company to the Purchaser in connection with the transactions contemplated by the Debt Exchange Agreement. This Note is not intended nor shall be construed to be a novation or an accord and satisfaction of any of the indebtedness evidenced by the Prior Note. For the avoidance of doubt, all interest accruing on and after September 15, 2017 through the date of this Note under the Prior Note shall also be evidenced by this Note and be payable in accordance with the terms hereof.

Payments of principal, interest and any other amount due with respect to this Note are to be made in lawful money of the United States of America at the address of the Purchaser as specified in Section 10.1 of the Purchase Agreement (defined below) or at such other place as shall have been designated by the Purchaser by written notice from the Purchaser to the Company.

This Note has been issued pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of September 15, 2017 (as amended, restated supplemented or modified from time to time, the “Purchase Agreement”), among the Company, the Subsidiary Guarantors party thereto and the Purchaser, and is entitled to the benefits thereof and is secured by and entitled to the benefits of the Security Documents and is guaranteed by each of the Subsidiary Guarantors pursuant to the guaranty provided for in Article 4 of the Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Purchase Agreement.

This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount (less any principal amount repaid prior to such transfer in accordance with the Purchase Agreement) will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.  The transfer or assignment of this Note by the Purchaser is subject to the provisions of Section 10.5 of the Purchase Agreement, and so long as no Default or Event of Default exists, the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

This Note is subject to optional prepayment, in whole or from time to time in part, without penalty or premium, subject to the notice and other requirements as provided in Section 2.3(b) of the Purchase Agreement. Subject to certain conditions and limitations as set forth in Section 2.3(c) of the Purchase Agreement, under certain circumstances a portion of the principal balance of this Note may be forgiven by the Purchaser in an amount and to the extent provided for in Section 2.3(c) of the Purchase Agreement.

All accrued and unpaid interest on the outstanding principal balance of this Note shall be due and payable quarterly on January 1, April 1, July 1 and October 1 in each year on and after the date hereof (with the first such quarterly payment due on January 1, 2019 to include all accrued and unpaid interest on this Note from and after the date hereof, together with all unpaid interest under the Prior Note accrued prior to the date hereof) and on the Maturity Date, provided that upon any prepayment of this Note or any portion thereof, accrued and unpaid interest shall be payable with respect to the principal amount of this Note so prepaid on such date of prepayment.  Any overdue or default interest on this Note shall be due and payable on demand.

If an Event of Default occurs and is continuing, the principal of this Note and accrued interest on this Note may be accelerated and declared or otherwise become due and payable in the manner and with the effect provided in the Purchase Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS). THE TERMS OF SECTIONS 10.12 AND 10.13 OF THE PURCHASE AGREEMENT WITH RESPECT TO SUBMISSION TO JURISDICTION, CONSENT TO SERVICE OF PROCESS, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE COMPANY AGREES TO SUCH TERMS.

In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by Applicable Law and, in the event any such excess payment is made by the Company or received by Purchaser, such excess sum shall be credited as a payment of principal or, if no principal shall remain outstanding, shall be refunded to the Company.  It is the express intent hereof that Company shall not pay and Purchaser not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under Applicable Law.

The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.  Time is of the essence of this Note.

STAFFING 360 SOLUTIONS, INC.

By:___________________

Name: Brendan Flood

Title: Chairman and Chief Executive Officer

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